Loan Receivable, Net	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
LOAN RECEIVABLE, NET

NOTE 4 – LOAN RECEIVABLE, NET

In December 2021, the Company extended a loan to Cacti Fintec Limited in an amount of $2.1 million. The loan bears an interest rate of 3.78% per annum with a maturity date of December 24, 2022. As of December 31, 2021, the Company expects to fully collect the balance and therefore has not created any allowance for it.

Pursuant to the investment agreement dated as of September 1, 2021, the Company has agreed to invest $350,000 to acquire a 4.99% interest in HuaMei Trading Management Limited (“HuaMei Trading”), a Hong Kong corporation. HuaMei Trading acquired a wholly-owned subsidiary, Xiaosong Xiaoya (Chongqing) Technology Co., Ltd (“Xiaosong Xiaoya”) on January 25, 2021. Xiaosong Xiaoya was incorporated in People’s Republic of China (“PRC”) on January 25, 2021. HuaMei Trading is a financial technology company which provides data service. As the Company changed its investment strategy and considered operation risks, on December 5, 2021, HuaMei Trading has agreed to return $350,000 in full before December 5, 2022. The balance of $350,000 was transferred into an interest bearing loan. Term of the loan is December 5, 2021 to December 4, 2022, and the interest rate is 3.85% per annum.

Pursuant to the loan agreement dated November 5, 2021, the Company has agreed to loan $200,000 to HuaMei Trading. Term of the loan is from November 12, 2021 to November 11, 2022, and the interest rate is 3.85% per annum.

Considering that the business conditions of HuaMei Trading were not as expected, the Company recorded an allowance for bad debts of $550,000 to fully reserve the loan to Huamei Trading, which was included in “Other general and administrative expenses” on the accompanying consolidated statements of operations and comprehensive loss.